SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  October 29, 2014

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Martha J. Miller as Director

On October 29, 2014, Martha J. Miller, a director of Sally Beauty Holdings, Inc. (the “Company”), notified the Company of her retirement from the Company’s Board of Directors (the “Board”) and from all committees of the Board upon which she serves, effective November 3, 2014. Ms. Miller’s retirement was not due to any disagreement with the Company. Ms. Miller has served on the Company’s Board since 2006 and the Company is grateful for Ms. Miller’s leadership and commitment to the success of the Company during her tenure as a director of the Company.

Appointment of New Director

On October 30, 2014, the Board appointed Susan R. Mulder to fill the vacancy resulting from the retirement of Ms. Miller, effective November 3, 2014. Ms. Mulder will serve as a director until the 2015 annual meeting of the Company’s stockholders or until her earlier resignation or removal. The Board also appointed Ms. Mulder to replace Ms. Miller as a member of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee. These committee appointments are also effective November 3, 2014.

Ms. Mulder, age 43, is the Chief Executive Officer of Nic & Zoe Co., a privately-held woman’s apparel company, a role she has held since April 2012. Prior to joining Nic & Zoe Co., Ms. Mulder was a Senior Partner with McKinsey & Company where she spent 15 years working with retail and consumer clients.

Ms. Mulder will receive compensation for her service as a director in accordance with the Company’s Amended and Restated Independent Director Compensation Policy, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The press release announcing the retirement of Ms. Miller from, and the appointment of Ms. Mulder to, the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed herewith:

Exhibit 10.1	Sally Beauty Holdings, Inc. Amended and Restated Independent Director Compensation Policy

Exhibit 99.1	Press release announcing the retirement of Martha J. Miller from, and the appointment of Susan R. Mulder to, the Board of Directors, issued by Sally Beauty Holdings, Inc. on November 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:                  November 3, 2014

SALLY BEAUTY HOLDINGS, INC.

By:	/s/ Matthew O. Haltom
Name:	Matthew O. Haltom
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Sally Beauty Holdings, Inc. Amended and Restated Independent Director Compensation Policy

Exhibit 99.1	Press release announcing the retirement of Martha J. Miller from, and the appointment of Susan R. Mulder to, the Board of Directors, issued by Sally Beauty Holdings, Inc. on November 3, 2014